Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 415,380,000.00
Previously Paid Amount	0.00
Total Fee Amount	61,310.09
Total Offset Amount	0.00
Net Fee	$ 61,310.09
Final Prospectus	false